UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 5, 2012

Net Element, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51108	20-0715816
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

1450 S. Miami Avenue, Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 507-8808

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On September 5, 2012, Net Element, Inc. (the “Company”) and Cazador Acquisition Corporation Ltd., a Cayman Islands limited corporation (“Cazador”), provided supplemental information regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of June 12, 2012 (the “Merger Agreement”), between the Company and Cazador in connection with an updated joint presentation to investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information furnished pursuant to this Item, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of information under this Item is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.1 hereto) is material or that the dissemination of such information is required by Regulation FD.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed merger, Cazador has filed, and the Securities and Exchange Commission (the “SEC”) has declared effective, a registration statement on Form S-4. The registration statement includes a prospectus of Cazador that also constitutes a joint proxy statement of Cazador and the Company. The definitive joint proxy statement/prospectus is first being mailed or otherwise delivered to stockholders of Cazador and Net Element on or about September 5, 2012. Before making any voting decision, stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it contains important information about the proposed merger. Stockholders may obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC through the SEC’s website at http://www.sec.gov. Stockholders also may obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC by contacting the Company’s Chief Financial Officer, Jonathan New, at 1450 S. Miami Avenue, Miami, FL 33130, telephone number (305) 507-8808, or from the Company’s website at http://www.netelement.com.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company’s and Cazador’s current beliefs, expectations or intentions regarding future events. Any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements. Words such as “will,” “may,” “could,” “should,” “expect,” “expected,” “proposed,” “contemplated,” “plan,” “planned,” “project,” “forecast,” “going forward,” “intend,” “anticipate,” “anticipated,” “believe,” “estimate,” “estimated,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Cazador’s expectations with respect to the combined company’s plans, objectives, expectations and intentions with respect to future operations; statements and projections as to the future financial condition and results of operations of the combined company; approval and adoption of the Merger Agreement by the requisite number of stockholders; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and Cazador and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the merger to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated merger, including the risk that required stockholder approval and approval of regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the merger on the markets for the combined company’s products and services; (vi) the employees of the Company and Cazador not being combined and integrated successfully; (vii) operating costs and business disruption following the merger, including adverse effects on employee retention and on the Company’s business relationships with third parties; (viii) the inability of the combined company following the closing of the merger to meet NASDAQ’s listing requirements and the failure of the combined company’s securities to be listed or continue to be listed on NASDAQ; (ix) the amount of cash available to the combined company following the merger being insufficient to allow the Company or the combined company to achieve their business goals (particularly with respect to the operations of TOT Money); and (x) the future performance of the combined company following the closing of the merger. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by each of the Company and Cazador with the SEC, as well as the definitive joint proxy statement/prospectus. Each of the Company and Cazador anticipate that subsequent events and developments may cause their views and expectations to change. Neither the Company nor Cazador assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Participants in the Solicitation

Cazador and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the Company’s directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Information about Cazador’s directors and executive officers is set forth in Cazador’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the proposed merger, which may be different than those of the Company’s stockholders and/or Cazador’s stockholders generally, is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Slides

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT, INC.

Date: September 5, 2012	By:	/s/ Jonathan New
Name: Jonathan New Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Slides

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